UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07882

Name of Fund: Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Master Enhanced S&P 500 Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
      P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Master Enhanced S&P 500 Series

Semi-Annual Report, June 30, 2006

A Discussion With Your Fund's Portfolio Managers

Amid a volatile investing environment, Master Enhanced S&P 500 Series outpaced the return of the Standard & Poor's 500 Index for the semi-annual period.

How did the portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Master Enhanced S&P 500 Series had a net total return of +3.14% (master level). For the same period, the Standard & Poor's 500 (S&P 500) Index returned +2.71%. Performance benefited from both our stock-selection and stock-substitution strategies.

The six-month period comprised two very different quarters. Despite considerable volatility entering the new year, U.S. equity markets delivered their best first quarter gains in several years in the first three months of 2006. The S&P 500 Index's 4.21% quarterly advance was the highest since the fourth quarter of 2004 (+9.23%) and the best first quarter since 1999 (+4.98%).

The impetus behind U.S. equity markets' gains in the first quarter was a robust U.S. economy, which rebounded sharply following a slowdown in the last quarter of 2005. Economic growth resiliently forged ahead despite well-publicized headwinds such as rising interest rates, a slowdown in the housing market and wild cards such as bird flu, turbulence in the Middle East and volatile energy markets. First quarter gross domestic product (GDP) grew at an annualized rate of 5.6%, more than triple the previous quarter's GDP increase of 1.7% and the best growth rate since the third quarter of 2003 (7.2%). Business investment expanded at the fastest pace in almost six years in the first quarter. Moreover, consumer spending - which accounts for more than two-thirds of U.S. economic activity - rose at a brisk 5.1% pace. In the last quarter of 2005, consumer spending crept forward at a meager 0.9% rate.

A robust corporate sector, distinguished by healthy balance sheets that paved the way for improved capital spending, was a key driver of economic growth as the six-month period got underway. Corporate earnings were up around 16% for the first quarter. Other factors that underpinned a vigorous economy in the first half of the six-month period included higher productivity, a firming labor market characterized by rising wages and a jobless rate near a four-year low, improvements in both consumer confidence and retail sales, and a stable inflationary environment.

A couple of unsurprising 25 basis point (.25%) interest rate hikes in the federal funds rate closed the first and third months of the first quarter. The first interest rate hike, on outgoing Chairman Alan Greenspan's last day, marked the 14th consecutive 25 basis point increase by the Federal Reserve Board (the
Fed) since June 2004. The second interest rate hike followed the Fed's first meeting under new Chairman Ben Bernanke, who picked up where Greenspan left off in the Fed's measured interest rate-hiking campaign.

The second quarter was a difficult period for investors, with most U.S. equity markets posting losses. The S&P 500 Index retreated 1.44%. As was the case in the first quarter, market volatility continued, but this time leaning in a negative direction. Profit taking and concerns over the medium-term strength of the economy weighed on stock prices. Moreover, equity markets came under pressure from the intensifying headwinds of higher interest rates, rising inflationary expectations, a weakening in personal consumption and the housing market, record energy prices and ongoing unease about the excessive levels of consumer debt, all of which had been present for some time.

As economic activity cooled in the second quarter, consensus estimates for GDP growth neared the long-run trend of 3%. Reduced personal consumption and an end of the five-year U.S. housing boom were largely responsible for the slowdown in economic growth. Residential investment is estimated to have represented as much as half of the growth in the U.S. economy since 2001. However, the corporate sector remained robust. Second-quarter corporate earnings are expected to grow about 12%, which would mark the 12th straight quarter of earnings growth of at least 10%.

Equity markets opened the second quarter strongly and, by early May, the Dow Jones Industrial Average climbed to within 100 points of its all-time high. During April, U.S. equity markets continued to weather - with little damage - the maturing headwinds of high commodities prices, increasing interest rates, poorer consumption and residential investment, and escalating geopolitical tensions. Commodity prices strengthened in April as oil breached $75 per barrel to reach all-time highs, and gold prices surged to a 25-year peak at above $650 per ounce, as investors looked toward the safe-haven and anti-inflationary factors that make bullion attractive. Also in April, the yield on the bellwether 10-year Treasury moved above the 5% mark for the first time in almost four years.

Equity markets lost ground in May amid concerns of moderating economic growth, mostly due to weaker trends in housing and personal consumption. Consumer confidence, which had struck a four-year high in April, dipped in May to the lowest level since September 2005. As widely expected, the Fed carried out its 16th consecutive interest rate hike on May 10, boosting the short-term interest rate to 5%, the highest mark in more than five years.

Following the Fed's interest rate hike in May, equity markets embarked on a correction, fueled by the preceding factors cited as well as interest rate concerns, a resurgence in inflation fears and the likelihood of subdued corporate earnings growth for the second half of the year. Equity markets ended the month of June flat, as signs of moderating economic growth mounted amid a worsening slide in consumer sentiment and the housing market. Interest rates on 30-year home mortgages reached a four-year peak. However, the unemployment rate remained at 4.6%, the lowest level since the summer of 2001.

At the end of the period, the Fed carried out its 17th interest rate hike, bringing the short-term interest rate target to 5.25%. The accompanying statement by the Fed, which omitted the phrase "the committee judges that some further tightening may yet be needed," led many to believe that the current cycle of interest rate hikes may be close to an end. The Fed noted that recent indicators suggest that economic growth is moderating.

Amid an appreciable uptick in inflation data during the second quarter, investor worries over inflation were stoked by the Fed's reference to "elevated" readings on core inflation in its June statement. Consumer prices rose in each of the period's six months. The core rate of inflation (excluding food and energy prices) registered a fourth straight monthly increase of 0.3% in June, the longest such increase since January-April 1995. For the second quarter, core inflation pressed forward at an annual rate of 3.6%, exceeding the Fed's target zone of 2% or less. Yet, the structural forces that kept a lid on prices over the past several years were still intact as of period-end: globalization, competition and a technology-driven surge in productivity.

The large cap S&P 500 Index's return lagged that of mid-cap and small-cap stocks during the six-month period. The S&P MidCap 400 Index returned +4.24% while the S&P SmallCap 600 Index returned +7.69%. Within the S&P 500, the value style of investing significantly outperformed the growth style for the period, with the S&P 500 Citigroup Value Index returning +6.52% versus the -0.94% return of the S&P 500 Citigroup Growth Index.

Turning to sector performance, eight of the 10 S&P 500 sectors posted positive returns for the semi-annual period. The top performer was telecommunication services, which was up 13.80%, followed by energy and industrials, with respective returns of +13.71% and +7.06%. Information technology and health care ended in negative territory, with respective returns of -5.86% and -3.80%.

What changes were made to the portfolio during the period?

Throughout the period, as changes were made to the composition of the S&P 500 Index, we purchased and sold securities to maintain the Series' objective of tracking the risks and return of the benchmark.

We continued to use our quantitative stock-selection and stock-substitution strategies in an effort to generate returns above those offered by the Index. The goal of our stock-selection process is to use quantitative techniques to determine whether a stock might outperform or underperform the market. We analyze each security by using quantitative screens that provide signals that ultimately inform our investment decisions. These signals may include earnings quality, valuations, earnings surprises, external financing, short interest and price momentum factors, among others.

We also apply stock-substitution strategies opportunistically as a value-added trading strategy. Our goal is to take advantage of temporary price strength in a security that might result from a corporate acquisition, corporate restructuring or index composition change. We also might employ convertible bond substitution when opportunities exist, taking a position in a company's convertible securities -- bonds that can be exchanged for shares of stock, in certain situations -- as a cheaper alternative to buying its equity shares.

In November 2005, we removed the earnings-surprise/earnings-estimate-revision and positive-price-momentum signals, and instead established our turn-of-the-year positions. The turn-of-the-year signal was removed in March and the earnings-surprise/earnings-estimate-revision signal was reinstated in May. Lastly, a new external financing signal was added to the portfolio in May.

How would you characterize the portfolio's position at the close of the period?

We believe the portfolio remains positioned to match the risk characteristics of its benchmark, regardless of the direction the market takes.

Leon V. Roisenberg
Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 26, 2006

--------------------------------------------------------------------------------
Leon V. Roisenberg has joined Jeffrey L. Russo in the day-to-day management of Enhanced S&P 500 Series. Mr. Roisenberg has been a Director of Merrill Lynch Investment Managers since 2001.
--------------------------------------------------------------------------------

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.5%                      17,600    Aviall, Inc. (a)                                        $     836,352
                                                37,900    Boeing Co.                                                  3,104,389
                                                22,500    General Dynamics Corp.                                      1,472,850
                                                   300    Goodrich Corp.                                                 12,087
                                                27,500    Honeywell International, Inc.                               1,108,250
                                                10,700    Lockheed Martin Corp.                                         767,618
                                                35,100    Northrop Grumman Corp.                                      2,248,506
                                                48,500    Raytheon Co.                                                2,161,645
                                                 6,900    Rockwell Collins, Inc.                                        385,503
                                                13,500    United Technologies Corp.                                     856,170
                                                                                                                  -------------
                                                                                                                     12,953,370
-------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 1.1%                   9,800    FedEx Corp.                                                 1,145,228
                                                58,000    United Parcel Service, Inc. Class B                         4,775,140
                                                                                                                  -------------
                                                                                                                      5,920,368
-------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                                 41,600    Southwest Airlines Co.                                        680,992
-------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.4%                          24,900    Johnson Controls, Inc.                                      2,047,278
-------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.1%                              50,700    Ford Motor Co.                                                351,351
-------------------------------------------------------------------------------------------------------------------------------
Beverages - 2.3%                                61,900    Anheuser-Busch Cos., Inc.                                   2,822,021
                                                 3,700    Brown-Forman Corp. Class B                                    264,365
                                                83,000    The Coca-Cola Co. (e)                                       3,570,660
                                                80,000    Coca-Cola Enterprises, Inc.                                 1,629,600
                                                    12    Molson Coors Brewing Co. Class B                                  815
                                                62,210    PepsiCo, Inc.                                               3,735,088
                                                                                                                  -------------
                                                                                                                     12,022,549
-------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.0%                            67,780    Amgen, Inc. (a)                                             4,421,289
                                                 9,710    Biogen Idec, Inc. (a)                                         449,864
                                                 4,900    Medimmune, Inc. (a)                                           132,790
                                                                                                                  -------------
                                                                                                                      5,003,943
-------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.1%                         3,300    American Standard Cos., Inc.                                  142,791
                                                 8,100    Masco Corp.                                                   240,084
                                                                                                                  -------------
                                                                                                                        382,875
-------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.9%                          23,000    The Bank of New York Co., Inc.                                740,600
                                                 2,800    The Bear Stearns Cos., Inc.                                   392,224
                                               104,900    The Charles Schwab Corp.                                    1,676,302
                                                19,400    Goldman Sachs Group, Inc.                                   2,918,342
                                                 1,800    Janus Capital Group, Inc.                                      32,220
                                                 5,300    Legg Mason, Inc.                                              527,456
                                                21,498    Lehman Brothers Holdings, Inc.                              1,400,595
                                                24,280    Mellon Financial Corp.                                        835,960
                                                37,000    Merrill Lynch & Co., Inc. (b)                               2,573,720
                                                16,800    Morgan Stanley                                              1,061,928
                                                26,900    Northern Trust Corp.                                        1,487,570
                                                16,800    State Street Corp.                                            975,912
                                                 7,300    T. Rowe Price Group, Inc.                                     276,013
                                                                                                                  -------------
                                                                                                                     14,898,842
-------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.2%                                 4,900    Air Products & Chemicals, Inc.                                313,208
                                                25,594    The Dow Chemical Co.                                          998,934
                                                37,060    E.I. du Pont de Nemours & Co.                               1,541,696
                                                24,900    Eastman Chemical Co.                                        1,344,600
                                                 9,300    Ecolab, Inc.                                                  377,394
                                                 8,000    Monsanto Co.                                                  673,520
                                                 6,600    PPG Industries, Inc.                                          435,600
                                                 8,000    Praxair, Inc.                                                 432,000
                                                   300    Rohm & Haas Co.                                                15,036
                                                                                                                  -------------
                                                                                                                      6,131,988
-------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 3.2%                          6,400    AmSouth Bancorp                                         $     169,280
                                                15,025    BB&T Corp.                                                    624,890
                                                 8,100    Commerce Bancorp, Inc.                                        288,927
                                                 9,018    Compass Bancshares, Inc.                                      501,401
                                                15,334    Fifth Third Bancorp                                           566,591
                                                14,199    Huntington Bancshares, Inc.                                   334,812
                                                 6,900    Interchange Financial Services Corp.                          155,250
                                                 8,700    KeyCorp                                                       310,416
                                                 5,000    M&T Bank Corp.                                                589,600
                                                 7,300    Marshall & Ilsley Corp.                                       333,902
                                                16,100    National City Corp.                                           582,659
                                                29,048    North Fork Bancorp., Inc.                                     876,378
                                                 7,802    PNC Financial Services Group, Inc.                            547,466
                                                12,395    Regions Financial Corp.                                       410,522
                                                11,600    SunTrust Banks, Inc.                                          884,616
                                                 2,400    Synovus Financial Corp.                                        64,272
                                                 8,970    TD Banknorth, Inc.                                            264,167
                                                 1,263    Texas Regional Bancshares, Inc. Class A                        47,893
                                                66,154    U.S. Bancorp                                                2,042,836
                                                47,924    Wachovia Corp.                                              2,591,730
                                                66,355    Wells Fargo & Co.                                           4,451,093
                                                 1,587    Zions Bancorp.                                                123,691
                                                                                                                  -------------
                                                                                                                     16,762,392
-------------------------------------------------------------------------------------------------------------------------------
Commercial Services &                           50,100    Allied Waste Industries, Inc. (a)                             569,136
Supplies - 1.2%                                  4,700    Avery Dennison Corp.                                          272,882
                                               102,600    Cendant Corp.                                               1,671,354
                                                 5,200    Equifax, Inc.                                                 178,568
                                                 5,355    NCO Group, Inc. (a)                                           141,586
                                                30,700    Robert Half International, Inc.                             1,289,400
                                                30,000    Sourcecorp (a)                                                743,700
                                                22,740    Waste Management, Inc.                                        815,911
                                                11,663    West Corp. (a)                                                558,774
                                                                                                                  -------------
                                                                                                                      6,241,311
-------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.4%                  3,700    Avaya, Inc. (a)                                                42,254
                                                23,600    Ciena Corp. (a)                                               113,516
                                               295,000    Cisco Systems, Inc. (a)(e)                                  5,761,350
                                                56,300    Corning, Inc. (a)                                           1,361,897
                                                25,900    Juniper Networks, Inc. (a)                                    414,141
                                               119,600    Lucent Technologies, Inc. (a)                                 289,432
                                                92,703    Motorola, Inc.                                              1,867,965
                                                61,700    QUALCOMM, Inc.                                              2,472,319
                                                18,105    Tellabs, Inc. (a)                                             240,978
                                                                                                                  -------------
                                                                                                                     12,563,852
-------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 3.4%                  72,627    Advanced Digital Information Corp. (a)                        854,820
                                                31,900    Apple Computer, Inc. (a)                                    1,822,128
                                                87,800    Dell, Inc. (a)                                              2,143,198
                                                 3,508    EMC Corp. (a)                                                  38,483
                                               157,250    Hewlett-Packard Co.                                         4,981,680
                                                63,250    International Business Machines Corp.                       4,858,865
                                                 4,300    Lexmark International, Inc. Class A (a)                       240,069
                                                38,200    Network Appliance, Inc. (a)                                 1,348,460
                                                46,900    QLogic Corp. (a)                                              808,556
                                               105,500    Sun Microsystems, Inc. (a)                                    437,825
                                                                                                                  -------------
                                                                                                                     17,534,084
-------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.2%               14,200    Fluor Corp.                                             $   1,319,606
-------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.9%                         76,700    American Express Co.                                        4,081,974
                                                 8,744    Capital One Financial Corp.                                   747,175
                                                                                                                  -------------
                                                                                                                      4,829,149
-------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.0%                    5,800    Pactiv Corp. (a)                                              143,550
-------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services - 0.0%             4,331    Alderwoods Group, Inc. (a)                                     84,281
                                                 3,700    H&R Block, Inc.                                                88,282
                                                                                                                  -------------
                                                                                                                        172,563
-------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 4.8%          190,266    Bank of America Corp.                                       9,151,795
                                                 3,300    CIT Group, Inc.                                               172,557
                                               201,273    Citigroup, Inc. (e)                                         9,709,410
                                               143,863    JPMorgan Chase & Co.                                        6,042,246
                                                   200    Midcap SPDR Trust Series 1 (f)                                 27,876
                                                                                                                  -------------
                                                                                                                     25,103,884
-------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                  158,572    AT&T, Inc. (e)                                              4,422,573
Services - 2.3%                                 67,300    BellSouth Corp.                                             2,436,260
                                                20,430    Citizens Communications Co.                                   266,611
                                                 3,252    Embarq Corp. (a)                                              133,299
                                                32,900    PanAmSat Holding Corp.                                        822,171
                                                38,400    Qwest Communications International Inc. (a)(e)                310,656
                                               110,940    Verizon Communications, Inc.                                3,715,381
                                                                                                                  -------------
                                                                                                                     12,106,951
-------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 0.9%                        6,600    Allegheny Energy, Inc. (a)                                    244,662
                                                47,100    Edison International                                        1,836,900
                                                25,159    Exelon Corp.                                                1,429,786
                                                11,176    FPL Group, Inc.                                               462,463
                                                 7,800    FirstEnergy Corp.                                             422,838
                                                 5,600    PPL Corp.                                                     180,880
                                                 3,500    Progress Energy, Inc.                                         150,045
                                                                                                                  -------------
                                                                                                                      4,727,574
-------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.6%                     18,600    Cooper Industries Ltd. Class A                              1,728,312
                                                13,300    Emerson Electric Co.                                        1,114,673
                                                 7,100    Rockwell Automation, Inc.                                     511,271
                                                                                                                  -------------
                                                                                                                      3,354,256
-------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                          17,300    Agilent Technologies, Inc. (a)                                545,988
Instruments - 0.9%                              15,529    Applied Films Corp. (a)                                       442,421
                                                 9,100    Excel Technology, Inc. (a)                                    272,272
                                                25,218    Fargo Electronics, Inc. (a)                                   640,285
                                                27,800    Jabil Circuit, Inc.                                           711,680
                                                21,500    Sanmina-SCI Corp. (a)                                          98,900
                                               249,600    Solectron Corp. (a)                                           853,632
                                                31,200    Tektronix, Inc.                                               917,904
                                                                                                                  -------------
                                                                                                                      4,483,082
-------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 2.0%              13,000    BJ Services Co.                                               484,380
                                                10,600    Baker Hughes, Inc.                                            867,610
                                                32,500    Halliburton Co.                                             2,411,825
                                                 2,000    Maverick Tube Corp. (a)                                       126,380
                                                12,800    Nabors Industries Ltd. (a)                                    432,512
                                                 2,400    Noble Corp.                                                   178,608
                                                13,900    Rowan Cos., Inc.                                              494,701
                                                67,000    Schlumberger Ltd. (e)                                       4,362,370
                                                10,300    Transocean, Inc. (a)                                          827,296
                                                 8,900    Weatherford International Ltd. (a)                            441,618
                                                                                                                  -------------
                                                                                                                     10,627,300
-------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 1.7%                 32,900    CVS Corp.                                               $   1,010,030
                                                45,100    Costco Wholesale Corp. (e)                                  2,576,563
                                                20,200    The Kroger Co.                                                441,572
                                                 9,813    SUPERVALU Inc.                                                301,259
                                                 7,000    Safeway, Inc.                                                 182,000
                                                94,900    Wal-Mart Stores, Inc.                                       4,571,333
                                                                                                                  -------------
                                                                                                                      9,082,757
-------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.2%                            26,400    Archer Daniels Midland Co.                                  1,089,792
                                                 8,600    ConAgra Foods, Inc.                                           190,146
                                                43,400    Dean Foods Co. (a)                                          1,614,046
                                                30,700    General Mills, Inc.                                         1,585,962
                                                 6,800    HJ Heinz Co.                                                  280,296
                                                 4,000    Kellogg Co.                                                   193,720
                                                 8,410    Kraft Foods, Inc.                                             259,869
                                                25,600    McCormick & Co., Inc.                                         858,880
                                                                                                                  -------------
                                                                                                                      6,072,711
-------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &                         14,300    Becton Dickinson & Co.                                        874,159
Supplies - 0.7%                                 39,007    Boston Scientific Corp. (a)                                   656,878
                                                10,921    Diagnostic Products Corp.                                     635,275
                                                13,600    Laserscope (a)(e)                                             419,016
                                                12,500    Medtronic, Inc.                                               586,500
                                                 7,500    Zimmer Holdings, Inc. (a)                                     425,400
                                                                                                                  -------------
                                                                                                                      3,597,228
-------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                         36,750    American Retirement Corp. (a)                               1,204,297
Services - 2.8%                                 13,000    AmerisourceBergen Corp.                                       544,960
                                                35,855    Cardinal Health, Inc.                                       2,306,552
                                                41,409    Caremark Rx, Inc.                                           2,065,067
                                                14,900    Cigna Corp.                                                 1,467,799
                                                 2,600    Coventry Health Care, Inc. (a)                                142,844
                                                 2,600    Humana, Inc. (a)                                              139,620
                                                   600    Laboratory Corp. of America Holdings (a)                       37,338
                                                33,400    McKesson Corp.                                              1,579,152
                                                12,316    Medco Health Solutions, Inc. (a)                              705,460
                                                 6,500    Quest Diagnostics, Inc.                                       389,480
                                                23,713    UnitedHealth Group, Inc.                                    1,061,868
                                                42,357    WellPoint, Inc. (a)                                         3,082,319
                                                                                                                  -------------
                                                                                                                     14,726,756
-------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.9%                27    Carnival Corp.                                                  1,127
                                                16,503    GTECH Holdings Corp.                                          573,974
                                                 5,500    Hilton Hotels Corp.                                           155,540
                                                38,400    International Game Technology                               1,456,896
                                                 3,000    Kerzner International Ltd. (a)                                237,840
                                                51,000    Marriott International, Inc. Class A                        1,944,120
                                                42,600    McDonald's Corp.                                            1,431,360
                                                64,400    Starbucks Corp. (a)                                         2,431,744
                                                11,700    Starwood Hotels & Resorts Worldwide, Inc.                     705,978
                                                 7,600    Wendy's International, Inc.                                   443,004
                                                 5,700    Yum! Brands, Inc.                                             286,539
                                                                                                                  -------------
                                                                                                                      9,668,122
-------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.9%                          800    Black & Decker Corp.                                           67,568
                                                 5,300    DR Horton, Inc.                                               126,246
                                                 2,600    Harman International Industries, Inc.                         221,962
                                                   100    KB HOME                                                         4,585
                                                 7,580    Leggett & Platt, Inc.                                         189,348

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
                                                 1,899    Lennar Corp. Class A                                    $      84,259
                                                60,400    Newell Rubbermaid, Inc. (e)                                 1,560,132
                                                33,500    Pulte Homes, Inc.                                             964,465
                                                34,700    Snap-On, Inc.                                               1,402,574
                                                                                                                  -------------
                                                                                                                      4,621,139
-------------------------------------------------------------------------------------------------------------------------------
Household Products - 1.9%                       28,900    Clorox Co.                                                  1,762,033
                                                20,700    Colgate-Palmolive Co.                                       1,239,930
                                                 4,220    Kimberly-Clark Corp.                                          260,374
                                               122,849    The Procter & Gamble Co.                                    6,830,404
                                                                                                                  -------------
                                                                                                                     10,092,741
-------------------------------------------------------------------------------------------------------------------------------
IT Services - 0.9%                              10,900    Affiliated Computer Services, Inc. Class A (a)                562,549
                                                27,700    Computer Sciences Corp. (a)                                 1,341,788
                                                45,900    Convergys Corp. (a)                                           895,050
                                                12,700    Electronic Data Systems Corp.                                 305,562
                                                 6,110    Fidelity National Information Services, Inc.                  216,294
                                                24,855    First Data Corp.                                            1,119,469
                                                 1,850    Fiserv, Inc. (a)                                               83,916
                                                 5,300    Sabre Holdings Corp. Class A                                  116,600
                                                                                                                  -------------
                                                                                                                      4,641,228
-------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers & Energy            80,600    The AES Corp. (a)                                           1,487,070
Traders - 0.9%                                  12,800    Constellation Energy Group, Inc.                              697,856
                                                40,400    TXU Corp.                                                   2,415,516
                                                                                                                  -------------
                                                                                                                      4,600,442
-------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 3.5%                 46,900    3M Co.                                                      3,788,113
                                               412,200    General Electric Co.                                       13,586,112
                                                 2,600    Textron, Inc.                                                 239,668
                                                15,342    Tyco International Ltd.                                       421,905
                                                                                                                  -------------
                                                                                                                     18,035,798
-------------------------------------------------------------------------------------------------------------------------------
Insurance - 5.0%                                38,500    ACE Ltd.                                                    1,947,715
                                                   900    AMBAC Financial Group, Inc.                                    72,990
                                                32,600    AON Corp.                                                   1,135,132
                                                14,100    Aflac, Inc.                                                   653,535
                                                51,190    The Allstate Corp.                                          2,801,629
                                               104,865    American International Group, Inc.                          6,192,278
                                                44,577    Cincinnati Financial Corp.                                  2,095,565
                                                 8,000    Genworth Financial, Inc. Class A                              278,720
                                                12,200    Hartford Financial Services Group, Inc.                     1,032,120
                                                11,335    Lincoln National Corp.                                        639,747
                                                55,200    Loews Corp.                                                 1,956,840
                                                   700    MBIA, Inc.                                                     40,985
                                                52,400    MetLife, Inc. (e)                                           2,683,404
                                                 5,900    Principal Financial Group, Inc.                               328,335
                                                10,900    The Progressive Corp.                                         280,239
                                                37,800    Prudential Financial, Inc.                                  2,937,060
                                                22,129    The St. Paul Travelers Cos., Inc.                             986,511
                                                 2,800    XL Capital Ltd. Class A                                       171,640
                                                                                                                  -------------
                                                                                                                     26,234,445
-------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.1%                 2,500    Amazon.com, Inc. (a)                                           96,700
                                                 7,600    The Sportsman's Guide, Inc. (a)                               231,800
                                                                                                                  -------------
                                                                                                                        328,500
-------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 1.0%             46,405    eBay, Inc. (a)                                              1,359,202
                                                 8,170    Google, Inc. Class A (a)                                    3,425,926
                                                 5,832    Yahoo!, Inc. (a)                                              192,456
                                                                                                                  -------------
                                                                                                                      4,977,584
-------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.3%             11,600    Eastman Kodak Co.                                       $     275,848
                                                64,400    Hasbro, Inc.                                                1,166,284
                                                                                                                  -------------
                                                                                                                      1,442,132
-------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services - 1.1%            7,400    Applera Corp. - Applied Biosystems Group                      239,390
                                                 4,330    Covance, Inc. (a)                                             265,083
                                                20,300    Fisher Scientific International (a)                         1,482,915
                                                 2,000    Millipore Corp. (a)                                           125,980
                                                44,300    PerkinElmer, Inc.                                             925,870
                                                37,426    Serologicals Corp. (a)                                      1,176,673
                                                35,400    Thermo Electron Corp. (a)(e)                                1,282,896
                                                 8,700    Waters Corp. (a)                                              386,280
                                                                                                                  -------------
                                                                                                                      5,885,087
-------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.7%                                43,100    Caterpillar, Inc.                                           3,210,088
                                                 5,200    Danaher Corp.                                                 334,464
                                                 6,800    Deere & Co.                                                   567,732
                                                 2,600    Dover Corp.                                                   128,518
                                                 2,400    ITT Corp.                                                     118,800
                                                43,400    Illinois Tool Works, Inc.                                   2,061,500
                                                43,200    Ingersoll-Rand Co. Class A                                  1,848,096
                                                 3,000    PACCAR, Inc.                                                  247,140
                                                 1,500    Parker Hannifin Corp.                                         116,400
                                                                                                                  -------------
                                                                                                                      8,632,738
-------------------------------------------------------------------------------------------------------------------------------
Media - 2.5%                                    31,148    CBS Corp. Class B                                             842,553
                                                89,257    Comcast Corp. Class A (a)(e)                                2,922,274
                                                 4,390    Gannett Co., Inc.                                             245,533
                                                    36    Interpublic Group of Cos., Inc. (a)                               301
                                                 9,800    The McGraw-Hill Cos., Inc.                                    492,254
                                                85,410    News Corp. Class A                                          1,638,164
                                                 4,100    Omnicom Group                                                 365,269
                                               155,625    Time Warner, Inc.                                           2,692,313
                                                25,500    Univision Communications, Inc. Class A (a)                    854,250
                                                28,908    Viacom, Inc. Class B (a)                                    1,036,063
                                                65,970    Walt Disney Co.                                             1,979,100
                                                                                                                  -------------
                                                                                                                     13,068,074
-------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.6%                          28,400    Alcoa, Inc.                                                   919,024
                                                 1,200    Allegheny Technologies, Inc.                                   83,088
                                                 7,400    Freeport-McMoRan Copper & Gold, Inc. Class B                  410,034
                                                12,500    Nucor Corp.                                                   678,125
                                                 8,200    Phelps Dodge Corp.                                            673,712
                                                 2,100    United States Steel Corp.                                     147,252
                                                                                                                  -------------
                                                                                                                      2,911,235
-------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 1.2%                           3,300    Consolidated Edison, Inc.                                     146,652
                                                 7,200    DTE Energy Co.                                                293,328
                                                10,300    Dominion Resources, Inc.                                      770,337
                                                49,924    Duke Energy Corp.                                           1,466,268
                                                 1,800    KeySpan Corp.                                                  72,720
                                                    15    NiSource, Inc.                                                    328
                                                16,100    NorthWestern Corp.                                            553,035
                                                 6,800    PG&E Corp.                                                    267,104
                                                13,200    Public Service Enterprise Group, Inc.                         872,784
                                                 4,200    Sempra Energy                                                 191,016
                                                92,100    Xcel Energy, Inc.                                           1,766,478
                                                                                                                  -------------
                                                                                                                      6,400,050
-------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.8%                          4,600    Big Lots, Inc. (a)                                      $      78,568
                                                44,800    Family Dollar Stores, Inc.                                  1,094,464
                                                15,270    Federated Department Stores                                   558,882
                                                 5,500    JC Penney Co., Inc.                                           371,305
                                                 5,800    Kohl's Corp. (a)                                              342,896
                                                 3,400    Nordstrom, Inc.                                               124,100
                                                 2,500    Sears Holdings Corp. (a)                                      387,100
                                                30,400    Target Corp.                                                1,485,648
                                                                                                                  -------------
                                                                                                                      4,442,963
-------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                       39,000    Xerox Corp. (a)                                               542,490
-------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 8.2%              13,200    Anadarko Petroleum Corp.                                      629,508
                                                19,100    Apache Corp.                                                1,303,575
                                               112,602    Chevron Corp.                                               6,988,080
                                                87,550    ConocoPhillips                                              5,737,152
                                                17,790    Devon Energy Corp.                                          1,074,694
                                                 6,600    EOG Resources, Inc.                                           457,644
                                                14,600    El Paso Corp.                                                 219,000
                                               250,510    Exxon Mobil Corp.                                          15,368,789
                                                 6,900    Forest Oil Corp. (a)                                          228,804
                                                 5,500    Hess Corp.                                                    290,675
                                                   101    Hugoton Royalty Trust                                           3,000
                                                27,098    Kerr-McGee Corp.                                            1,879,246
                                                11,636    Marathon Oil Corp.                                            969,279
                                                14,800    Mariner Energy, Inc. (a)                                      271,876
                                                30,702    Occidental Petroleum Corp.                                  3,148,490
                                                17,000    Sunoco, Inc.                                                1,177,930
                                                17,646    Valero Energy Corp.                                         1,173,812
                                                 5,400    Western Gas Resources, Inc.                                   323,190
                                                38,100    Williams Cos., Inc.                                           890,016
                                                17,500    XTO Energy, Inc.                                              774,725
                                                                                                                  -------------
                                                                                                                     42,909,485
-------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.2%                  12,300    International Paper Co.                                       397,290
                                                 4,300    Louisiana-Pacific Corp.                                        94,170
                                                 7,300    MeadWestvaco Corp.                                            203,889
                                                 5,800    Weyerhaeuser Co.                                              361,050
                                                                                                                  -------------
                                                                                                                      1,056,399
-------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.2%                         5,500    Alberto-Culver Co. Class B                                    267,960
                                                18,100    Avon Products, Inc.                                           561,100
                                                                                                                  -------------
                                                                                                                        829,060
-------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.1%                          68,400    Abbott Laboratories                                         2,982,924
                                                     6    Allergan, Inc.                                                    644
                                                19,800    Andrx Corp. (a)                                               459,162
                                                88,800    Bristol-Myers Squibb Co. (e)                                2,296,368
                                                13,100    Eli Lilly & Co.                                               724,037
                                                90,086    Johnson & Johnson                                           5,397,953
                                                 8,300    King Pharmaceuticals, Inc. (a)                                141,100
                                               127,002    Merck & Co., Inc.                                           4,626,683
                                                16,400    Mylan Laboratories                                            328,000
                                               346,540    Pfizer, Inc.                                                8,133,294
                                                 9,900    Watson Pharmaceuticals, Inc. (a)                              230,472
                                                24,500    Wyeth                                                       1,088,045
                                                                                                                  -------------
                                                                                                                     26,408,682
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts                   38,300    Archstone-Smith Trust                                       1,948,321
(REITs) - 1.9%                                     300    Boston Properties, Inc.                                        27,120
                                                32,166    Boykin Lodging Co. (a)                                        350,288

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
                                                96,758    CarrAmerica Realty Corp.                                $   4,310,569
                                                 6,600    Equity Office Properties Trust                                240,966
                                                16,907    Host Marriott Corp.                                           369,756
                                                 5,400    Kimco Realty Corp.                                            197,046
                                                 3,700    The Macerich Co.                                              259,740
                                                 4,100    ProLogis                                                      213,692
                                                 5,800    Public Storage, Inc.                                          440,220
                                                 4,700    Simon Property Group, Inc.                                    389,818
                                                36,652    Trizec Properties, Inc.                                     1,049,713
                                                 1,700    Vornado Realty Trust                                          165,835
                                                                                                                  -------------
                                                                                                                      9,963,084
-------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.7%                               3,330    Burlington Northern Santa Fe Corp.                            263,902
                                                 5,000    CSX Corp.                                                     352,200
                                                41,700    Norfolk Southern Corp.                                      2,219,274
                                                 7,700    Union Pacific Corp.                                           715,792
                                                                                                                  -------------
                                                                                                                      3,551,168
-------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                  29,383    ADE Corp. (a)                                                 954,654
Equipment - 2.3%                                65,300    Altera Corp. (a)                                            1,146,015
                                                 7,200    Analog Devices, Inc.                                          231,408
                                               128,000    Applied Micro Circuits Corp. (a)                              349,440
                                                 9,600    Freescale Semiconductor, Inc. Class B (a)                     282,240
                                               223,300    Intel Corp.                                                 4,231,535
                                                 4,600    Kla-Tencor Corp.                                              191,222
                                                   100    LSI Logic Corp. (a)                                               895
                                                33,000    Micron Technology, Inc. (a)                                   496,980
                                                40,600    Nvidia Corp. (a)                                              864,374
                                               100,700    Texas Instruments, Inc.                                     3,050,203
                                                                                                                  -------------
                                                                                                                     11,798,966
-------------------------------------------------------------------------------------------------------------------------------
Software - 2.8%                                  4,800    Autodesk, Inc. (a)                                            165,408
                                                57,600    BMC Software, Inc. (a)                                      1,376,640
                                                27,200    Citrix Systems, Inc. (a)                                    1,091,808
                                                 8,200    Electronic Arts, Inc. (a)                                     352,928
                                                 7,100    Intuit, Inc. (a)                                              428,769
                                               408,900    Microsoft Corp. (e)                                         9,527,370
                                                59,900    Oracle Corp. (a)                                              867,951
                                                    40    Parametric Technology Corp. (a)                                   508
                                                15,843    SSA Global Technologies, Inc. (a)                             307,037
                                                32,462    Symantec Corp. (a)                                            504,459
                                                                                                                  -------------
                                                                                                                     14,622,878
-------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 2.6%                         58,517    AutoNation, Inc. (a)                                        1,254,604
                                                34,400    Best Buy Co., Inc. (e)                                      1,886,496
                                                34,900    Circuit City Stores, Inc.                                     949,978
                                                12,000    The Gap, Inc.                                                 208,800
                                                79,000    Home Depot, Inc.                                            2,827,410
                                                23,674    Limited Brands                                                605,818
                                                31,500    Lowe's Cos., Inc.                                           1,911,105
                                                 3,900    Michaels Stores, Inc.                                         160,836
                                                34,900    Office Depot, Inc. (a)                                      1,326,200
                                                 2,900    OfficeMax, Inc.                                               118,175
                                                 5,500    RadioShack Corp.                                               77,000
                                                67,550    Staples, Inc.                                               1,642,816
                                                11,580    TJX Cos., Inc.                                                264,719
                                                 7,680    Williams-Sonoma, Inc.                                         261,504
                                                                                                                  -------------
                                                                                                                     13,495,461
-------------------------------------------------------------------------------------------------------------------------------

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

                                                Shares
Industry                                          Held    Common Stocks                                                Value
-------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury                       9,000    Jones Apparel Group, Inc.                               $     286,110
Goods - 0.5%                                     5,800    Liz Claiborne, Inc.                                           214,948
                                                 4,100    Nike, Inc. Class B                                            332,100
                                                26,300    VF Corp.                                                    1,786,296
                                                                                                                  -------------
                                                                                                                      2,619,454
-------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.8%               90,594    Commercial Capital Bancorp, Inc.                            1,426,856
                                                34,800    Fannie Mae                                                  1,673,880
                                                23,220    Freddie Mac                                                 1,323,772
                                                26,110    Golden West Financial Corp.                                 1,937,362
                                                 3,500    MGIC Investment Corp.                                         227,500
                                                15,197    Sound Federal Bancorp, Inc.                                   315,946
                                                14,670    Sovereign Bancorp, Inc.                                       297,948
                                                46,555    Washington Mutual, Inc.                                     2,121,977
                                                                                                                  -------------
                                                                                                                      9,325,241
-------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.5%                                 103,200    Altria Group, Inc.                                          7,577,976
                                                 1,000    Reynolds American, Inc.                                       115,300
                                                   800    UST, Inc.                                                      36,152
                                                                                                                  -------------
                                                                                                                      7,729,428
-------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                       7,233    Alltel Corp.                                                  461,682
Services - 0.4%                                 62,449    Sprint Nextel Corp.                                         1,248,356
                                                 6,590    Telephone & Data Systems, Inc.                                272,826
                                                                                                                  -------------
                                                                                                                      1,982,864
-------------------------------------------------------------------------------------------------------------------------------
                                                          Total Common Stocks (Cost - $427,759,768) - 93.5%         486,659,500
-------------------------------------------------------------------------------------------------------------------------------

                                                          Exchange-Traded Funds
-------------------------------------------------------------------------------------------------------------------------------
                                                33,771    SPDR Trust Series 1 (f)                                     4,298,373
-------------------------------------------------------------------------------------------------------------------------------
                                                          Total Exchange-Trades Funds (Cost - $4,266,098) - 0.8%      4,298,373
-------------------------------------------------------------------------------------------------------------------------------

                                                          Preferred Stocks
-------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 0.1%               1,716    Hess Corp., 7% (d)                                            227,713
                                                 3,924    Valero Energy Corp., 2% (d)                                   517,478
-------------------------------------------------------------------------------------------------------------------------------
                                                          Total Preferred Stocks (Cost - $250,909) - 0.1%               745,191
-------------------------------------------------------------------------------------------------------------------------------

                                                  Face
                                                Amount    Fixed Income Securities
-------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.1%                       $   475,000    Genzyme Corp., 1.25% due 12/01/2023 (d)                       493,406
-------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.1%                291,000    Tyco International Group SA, 3.125% due 1/15/2023 (d)         378,300
-------------------------------------------------------------------------------------------------------------------------------
                                                          Total Fixed Income Securities (Cost - $929,346) - 0.2%        871,706
-------------------------------------------------------------------------------------------------------------------------------

                                            Beneficial
                                              Interest    Short-Term Securities
-------------------------------------------------------------------------------------------------------------------------------
                                           $25,580,102    Merrill Lynch Liquidity Series, LLC
                                                          Cash Sweep Series I, 4.78% (b)(g)                          25,580,102
                                            35,118,700    Merrill Lynch Liquidity Series, LLC
                                                          Money Market Series, 5.22% (b)(c)(g)                       35,118,700
-------------------------------------------------------------------------------------------------------------------------------
                                                          Total Short-Term Securities
                                                          (Cost - $60,698,802) - 11.7%                               60,698,802
-------------------------------------------------------------------------------------------------------------------------------
                                                          Total Investments (Cost - $493,904,923*) - 106.3%         553,273,572

                                                          Liabilities in Excess of Other Assets - (6.3%)            (32,589,027)
                                                                                                                  -------------
                                                          Net Assets - 100.0%                                     $ 520,684,545
                                                                                                                  =============

Master Enhanced S&P 500 Series
Schedule of Investments as of June 30, 2006

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 504,114,380
                                                                  =============
      Gross unrealized appreciation                               $  57,380,034
      Gross unrealized depreciation                                  (8,220,842)
                                                                  -------------
      Net unrealized appreciation                                 $  49,159,192
                                                                  =============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                        Net            Interest
      Affiliate                                      Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                           (700)        $  18,750
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                          $(5,811,440)        $ 662,861
      Merrill Lynch Liquidity Series, LLC
      Money Market Series                          $15,803,600         $   8,774
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Convertible security.
(e)   Security, or a portion of security, is on loan.
(f)   Depositary receipts.
(g)   Represents the current yield as of 6/30/2006.
o     Financial futures contracts purchased as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration          Face      Unrealized
      Contracts        Issue              Date            Value     Appreciation
      --------------------------------------------------------------------------
         157        S&P 500 Index    September 2006    $49,858,065     $ 358,385
      --------------------------------------------------------------------------

o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.

      Portfolio Information as of June 30, 2006

      -------------------------------------------------------------------------
                                                                     Percent of
                                                                          Total
      Sector Representation                                         Investments
      -------------------------------------------------------------------------
      Financials                                                           19.4%
      Information Technology                                               12.9
      Industrials                                                          11.1
      Health Care                                                          10.1
      Energy                                                                9.8
      Consumer Discretionary                                                9.5
      Consumer Staples                                                      8.3
      Utilities                                                             2.8
      Telecommunication Services                                            2.5
      Materials                                                             1.9
      Other*                                                               11.7
      -------------------------------------------------------------------------
      * Includes portfolio holdings in short-term investments and exchange-traded funds.

      For Series compliance purposes, the Series' sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

                                                  Master Enhanced S&P 500 Series

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2006
===========================================================================================================================
Assets:          Investments in unaffiliated securities, at value
                 (including securities loaned of $34,021,090) (identified
                 cost-$431,114,172) ....................................................                      $ 490,001,050
                 Investments in affiliated securities, at value
                 (identified cost-$62,790,751) .........................................                         63,272,522
                 Cash on deposit for financial futures contracts .......................                          3,102,750
                 Cash ..................................................................                            442,665
                 Receivables:
                    Securities sold ....................................................    $  45,405,127
                    Contributions ......................................................        6,266,917
                    Dividends ..........................................................          619,309
                    Interest ...........................................................            4,682
                    Securities lending .................................................            2,753        52,298,788
                                                                                            -------------
                 Prepaid expenses and other assets .....................................                             19,746
                                                                                                              -------------
                 Total assets ..........................................................                        609,137,521
                                                                                                              -------------
===========================================================================================================================
Liabilities:     Collateral on securities loaned, at value .............................                         35,118,700
                 Payables:
                    Securities purchased ...............................................       27,759,451
                    Withdrawals ........................................................       25,439,885
                    Variation margin ...................................................          125,600
                    Other affiliates ...................................................            5,268
                    Investment adviser .................................................            4,072        53,334,276
                                                                                            -------------     -------------
                 Total liabilities .....................................................                         88,452,976
                                                                                                              -------------
===========================================================================================================================
Net Assets:      Net assets ............................................................                      $ 520,684,545
                                                                                                              =============
===========================================================================================================================
Net Assets       Investors' capital ....................................................                      $ 460,957,511
Consist of:      Unrealized appreciation-net ...........................................                         59,727,034
                                                                                                              -------------
                 Net assets ............................................................                      $ 520,684,545
                                                                                                              =============
===========================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006
===========================================================================================================================
Investment       Dividends (including $18,750 from affiliates)
Income:          (net of $3 foreign withholding tax) ...................................                      $   4,758,986
                 Interest (including $662,861 from affiliates) .........................                            667,640
                 Securities lending-net ................................................                              8,774
                                                                                                              -------------
                 Total income ..........................................................                          5,435,400
                                                                                                              -------------
===========================================================================================================================
Expenses:        Accounting services ...................................................    $      38,869
                 Professional fees .....................................................           35,529
                 Custodian fees ........................................................           32,109
                 Investment advisory fees ..............................................           26,912
                 Trustees' fees and expenses ...........................................            3,416
                 Printing and shareholder reports ......................................            2,126
                 Pricing fees ..........................................................              325
                 Other .................................................................            6,609
                                                                                            -------------
                 Total expenses ........................................................                            145,895
                                                                                                              -------------
                 Investment income-net .................................................                          5,289,505
                                                                                                              -------------
===========================================================================================================================
Realized &       Realized gain on:
Unrealized Gain     Investments (including $4,249 from affiliates)-net .................       14,409,331
(Loss)-Net          Foreign currency-net ...............................................           (2,811)
                    Financial futures contracts-net ....................................       (1,130,224)       13,276,296
                                                                                            -------------
                 Change in unrealized appreciation/depreciation on:
                    Investments-net ....................................................       (3,956,955)
                    Financial futures contracts-net ....................................        1,033,233        (2,923,722)
                                                                                            -------------     -------------
                 Total realized and unrealized gain-net ................................                         10,352,574
                                                                                                              -------------
                 Net Increase in Net Assets Resulting from Operations ..................                      $  15,642,079
                                                                                                              =============
===========================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                               June 30,        December 31,
                 Increase (Decrease) in Net Assets:                                              2006              2005
===========================================================================================================================
Operations:      Investment income-net .................................................    $   5,289,505     $   9,040,500
                 Realized gain-net .....................................................       13,276,296        21,447,347
                 Change in unrealized appreciation/depreciation-net ....................       (2,923,722)          559,865
                                                                                            -------------     -------------
                 Net increase in net assets resulting from operations ..................       15,642,079        31,047,712
                                                                                            -------------     -------------
===========================================================================================================================
Capital          Proceeds from contributions ...........................................       31,171,917       172,703,936
Transactions:    Fair value of withdrawals .............................................      (38,829,979)      (37,325,571)
                                                                                            -------------     -------------
                 Net increase (decrease) in net assets derived from capital transactions       (7,658,062)      135,378,365
                                                                                            -------------     -------------
===========================================================================================================================
Net Assets:      Total increase in net assets ..........................................        7,984,017       166,426,077
                 Beginning of period ...................................................      512,700,528       346,274,451
                                                                                            -------------     -------------
                 End of period .........................................................    $ 520,684,545     $ 512,700,528
                                                                                            =============     =============
===========================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

FINANCIAL HIGHLIGHTS

                                                            For the Six
                  The following ratios have                 Months Ended                For the Year Ended December 31,
                  been derived from information provided      June 30,    --------------------------------------------------------
                  in the financial statements.                 2006         2005            2004            2003            2002
==================================================================================================================================
Total Investment                                                 3.14%+       5.66%          11.51%          27.63%         (21.61%)
Return:                                                      ========     ========        ========        ========        ========
==================================================================================================================================
Ratios to         Expenses, net of reimbursement .........        .05%*        .06%            .06%            .09%            .08%
Average Net                                                  ========     ========        ========        ========        ========
Assets:           Expenses ...............................        .05%*        .06%            .06%            .09%            .18%
                                                             ========     ========        ========        ========        ========
                  Investment income-net ..................       1.97%*       1.79%           1.99%           1.70%           1.59%
                                                             ========     ========        ========        ========        ========
==================================================================================================================================
Supplemental      Net assets, end of period (in thousands)   $520,685     $512,701        $346,274        $269,475        $159,592
Data:                                                        ========     ========        ========        ========        ========
                  Portfolio turnover .....................      84.54%      177.41%         119.58%          78.62%         101.85%
                                                             ========     ========        ========        ========        ========
==================================================================================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.

Master Enhanced S&P 500 Series

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Master Enhanced S&P 500 Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments - Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments - The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts as a proxy for a direct investment in securities underlying the Series' index. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps - The Series may enter into swap agreements, which are OTC contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Series are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

o Options - The Series may purchase and write covered call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts - The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures - The Series may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

(c) Foreign currency transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes - The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending - The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the Series' average daily net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended June 30, 2006, MLIM, LLC received $3,759 in securities lending agent fees.

For the six months ended June 30, 2006, the Series reimbursed FAM $5,212 for certain accounting services.

In addition, MLPF&S received $3,171 in commissions on the execution of portfolio security transactions for the Series for the six months ended June 30, 2006.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $429,391,573 and $425,479,854, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2006.

Master Enhanced S&P 500 Series

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman is an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised entirely of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreements - Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement on behalf of the Series (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Series and the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Series and the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Series and/or the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Series/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Series' investment objective, policies and restrictions, and the Series'/Trust's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information on the fees and expenses and the investment performance of the Series; (b) sales and redemption data for the Series; (c) a discussion by the Series' portfolio management team of investment strategies used by the Series during its most recent fiscal year;

(d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Series and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as collective investment trusts, under similar investment mandates. The Board noted that the Investment Adviser had informed the Board that no information compiled by Lipper Inc. ("Lipper") was provided in connection with the Series because retail data provided by Lipper is not comparable to the Series, which is sold only in private placements. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Series shares, services related to the valuation and pricing of Series portfolio holdings, the Series' portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement on behalf of the Series in June 2006, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series. The Board focused primarily on the Investment Adviser's investment advisory services and the Series' investment performance. The Board compared Series performance - both including and excluding the effects of the Series' fees and expenses - to the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the Series' performance was consistent with the Series' investment objective and its benchmark index. Considering these factors, the Board concluded that the nature and quality of the services provided and the Series' performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process. The Board reviews at least annually the Series' investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Series' portfolio managers. The Board also considered the experience of the Series' investment management team and noted that each of the Series' co-portfolio managers, Messrs. Leon Roisenberg and Jeffrey Russo, has extensive experience in analyzing and managing the types of investments used by the Series. The Board concluded that the Series benefits from that expertise.

Management Fees and Other Expenses. The Board reviewed the Series' management fee rate and total expenses. The Board noted that the Series' fees reflect that the shares are available only to a limited number of institutional investors, including investment companies, common or commingled trust Series, and certain other "accredited investors," and that as such, the fees are lower than fees charged to retail mutual funds. The Board concluded that the Series' management fee rate and overall expense ratio are reasonable.

Profitability. The Board considers the cost of the services provided to the Series by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Series and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Series and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale. The Board noted that although the assets of the Trust and the Series have not increased sufficiently to provide economies of scale, the management fee rate reflects the economies of scale realized based on the institutional nature of the Trust's shareholder base. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fees were reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Master Enhanced S&P 500 Series

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement - Matters Considered by the Board

      In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

      The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement on May 8, 2006.

      To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent trustees consulted with their counsel and counsel for the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

      At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Series and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

      In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

      o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Series and its shareholders by BlackRock Advisors, including compliance services;

      o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

      o that the Series should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

      o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

      o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

      o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Series shareholders.

      The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

      o the potential benefits to Series shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

      o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

      o     the compliance policies and procedures of BlackRock Advisors;

      o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Series' total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

      o that in May and August 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Series (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Series; and that the advisory and/or management fees paid by the Series, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"], and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

      o that Merrill Lynch agreed to pay all expenses of the Series in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Series would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

      Certain of these considerations are discussed in more detail below.

      In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Series by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Series; (b) operating expenses of the Series paid to third parties; (c) the resources devoted to and compliance reports relating to the investment objective, policies and restrictions of the Series, and its compliance with the Trust's Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

      In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Series as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Series on investment strategies used by the Series during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Series and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings of the Series, allocation of brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Series and the Trust.

      In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Series, and that the New Investment Advisory Agreement should be approved and recommended to Series shareholders.

      Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Series, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Series, but also considered certain areas in which both the Investment Adviser and the Series receive services as part of the Merrill Lynch complex. The Board compared the performance of the Series - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

      In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the

Series; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Series.

      The trustees were given information with respect to the potential benefits to the Series and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

      The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

      Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Series under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Series under the New Investment Advisory Agreement.

      Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the contractual management fee rate and actual management fee rate of the Series as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the total expenses of the Series to those of other comparable funds. The information showed that the Series had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the management fee and fee rate and overall expense ratio of the Series are reasonable compared to those of other comparable funds.

      In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rates of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Series.

      The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Series and the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints of the Series would be appropriate.

      Fees and Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of the Series increase and whether there should be changes in the management fee rate or structure in order to enable the Series to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Series appropriately participated in these economies of scale.

      In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the total advisory fees of the Series would be no higher than the fees under the Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Series were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Series to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory for the Series would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

      Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Series' portfolio transaction brokerage commissions. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

      Investment Performance. The trustees considered investment performance for the Series. The trustees compared the Series' performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Series performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the performance of the Series was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Series.

      Conclusion. After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement on behalf of the Series, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement - Matters Considered by the Board

      At the telephonic and in-person meetings held during April and May 2006 at which the Board discussed and approved the New Investment Advisory Agreement, the Board of Trustees, including the independent trustees, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the

Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Series operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of a series and its shareholders that the BlackRock Subadviser assist in managing the operations of the series during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Series expenses as a result of the Contingent Subadvisory Agreement.

      In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Series operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Series and the BlackRock Subadviser would provide advisory services to the Series under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Series would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Series to the Investment Adviser.

      After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.

Officers and Trustees

Robert C. Doll, Jr. - President and Trustee
Donald W. Burton - Trustee
John Francis O'Brien - Trustee
David H. Walsh - Trustee
Fred G. Weiss - Trustee
Donald C. Burke - Vice President and Treasurer
Jeffrey L. Russo - Vice President
Jeffrey Hiller - Chief Compliance Officer
Alice A. Pellegrino - Secretary

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Trustee of Quantitative Master Series Trust effective May 1, 2006.
--------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

      The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Series' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Series' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Series voted proxies relating to securities held in the Series' portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Master Enhanced S&P 500 Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Date: August 23, 2006